Business Combinations (Tables)	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Fair Value Amount of the Branch Acquired in the Branch Acquisition

The following is a condensed balance sheet disclosing the estimated fair value amount of the branch acquired in the branch acquisition assigned to the major consolidated asset and liability captions at the acquisition date (dollars in thousands):

Assets:
Cash and cash equivalents	$31,889
Premises and equipment, net	4,210
Core deposit intangible	642

Total assets	$36,741

Liabilities:
Deposits	$36,696
Other liabilities	45

Total liabilities	$36,741